UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

 Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES

(Exact name of registrant as specified in charter)
 4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

(Address of Principal Executive Offices)
William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31
Date of reporting period: Fiscal quarter ended March 31, 2012

Item 1. Schedule of Investments.

CALVERT TAX-FREE RESERVES MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

MUNICIPAL OBLIGATIONS - 97.4%	PRINCIPAL AMOUNT	VALUE
Alabama - 4.2%
Birmingham Alabama Industrial Development Board Revenue VRDN, 0.28%, 5/1/29, LOC: Renasant Bank, C/LOC: FHLB (r)	$470,000	$470,000
Columbia Alabama Industrial Development Board Pollution Control Revenue VRDN, 0.22%, 6/1/22, GA: Alabama Power Co. (r)	5,000,000	5,000,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone Revenue VRDN:
0.21%, 3/1/27, LOC: JPMorgan Chase Bank (r)	6,100,000	6,100,000
0.16%, 4/1/28, LOC: Bank of Nova Scotia (r)	7,000,000	7,000,000
		18,570,000

Alaska - 2.6%
Alaska Industrial Development & Export Authority Revenue VRDN, 0.19%, 4/1/34, LOC: Union Bank (r)	11,625,000	11,625,000

Arizona - 4.4%
Arizona Health Facilities Authority Revenue VRDN:
0.20%, 3/1/33, LOC: Bank of America (r)	4,200,000	4,200,000
0.42%, 12/1/37, LOC: Sovereign Bank (r)	4,825,000	4,825,000
Pinal County Arizona IDA and Solid Waste Disposal Revenue VRDN, 0.27%, 8/1/22, LOC: Farm Credit Services, C/LOC: CoBank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 0.18%, 1/15/32, CEI: Fannie Mae (r)	6,850,000	6,850,000
		19,575,000

California - 6.3%
California Infrastructure & Economic Development Bank Revenue VRDN, 0.23%, 4/1/42, LOC: Bank of America (r)	2,025,000	2,025,000
California Pollution Control Financing Authority Revenue VRDN, 0.29%, 3/1/16, LOC: Comerica Bank (r)	525,000	525,101
California Statewide Communities Development Authority MFH Revenue VRDN, 0.19%, 10/15/34, CEI: Fannie Mae (r)	4,720,000	4,720,000
California Statewide Communities Development Authority Special Tax Revenue VRDN, 0.20%, 5/1/22, LOC: Bank of the West, C/LOC: CALSTRs (r)	1,320,000	1,320,000
Hayward California MFH Revenue VRDN, 0.25%, 5/1/38, CEI: Freddie Mac (r)	7,300,000	7,300,000
Manteca Redevelopment Agency Tax Allocation VRDN, 0.20%, 10/1/42, LOC: State Street Bank & Trust (r)	1,300,000	1,300,000
San Jose California Financing Authority Lease Revenue VRDN, 0.15%, 6/1/39, LOC: Union Bank (r)	5,000,000	5,000,000
Victorville California MFH Revenue VRDN, 0.63%, 12/1/15, LOC: Citibank (r)	5,840,000	5,840,000
		28,030,101

Colorado - 4.8%
Aurora Centretech Colorado Metropolitan District GO VRDN, 0.21%, 12/1/28, LOC: U.S. Bank (r)	3,015,000	3,015,000
Colorado HFA Revenue VRDN:
Hamptons Apts. Project, 0.17%, 10/15/16, CEI: Fannie Mae (r)	4,500,000	4,500,000
Silver Apts. Project, 0.17%, 10/15/16, CEI: Fannie Mae (r)	6,300,000	6,300,000
Woodstream Village Project, 0.21%, 2/1/31, CEI: Fannie Mae (r)	900,000	900,000
Englewood Colorado MFH Revenue VRDN, 0.18%, 12/1/26, CEI: Freddie Mac (r)	1,900,000	1,900,000
Meridian Ranch Colorado Metropolitan District GO VRDN, 0.21%, 12/1/38, LOC: US Bank (r)	1,125,000	1,125,000
Westminster Colorado Economic Development Authority Revenue Tax Increment VRDN, 0.22%, 12/1/28, LOC: U.S. Bank (r)	3,465,000	3,465,000
		21,205,000

Connecticut - 1.5%
Connecticut Health & Educational Facility Authority Revenue VRDN, 0.19%, 7/1/38, LOC: Sovereign Bank (r)	4,560,000	4,560,000
Connecticut HFA Revenue VRDN, 0.17%, 7/1/32, LOC: HSBC USA, Inc. (r)	2,155,000	2,155,000
		6,715,000

District Of Columbia - 3.4%
District of Columbia GO VRDN, 0.18%, 6/1/27, LOC: TD Bank (r)	5,895,000	5,895,000
District of Columbia HFA MFH Revenue VRDN, 0.17%, 11/1/38, CEI: Freddie Mac (r)	3,040,000	3,040,000
District of Columbia Revenue VRDN:
0.34%, 9/1/23, LOC: Bank of America (r)	3,400,000	3,400,000
0.16%, 4/1/38, LOC: PNC Bank (r)	3,000,000	3,000,000
		15,335,000

Florida - 0.6%
Collier County Florida Finance Authority MFH Revenue VRDN, 0.18%, 7/15/34, CEI: Fannie Mae (r)	700,000	700,000
Florida Housing Finance Corp. MFH Revenue VRDN, 0.19%, 10/15/32, CEI: Fannie Mae (r)	1,500,000	1,500,000
Palm Beach County Florida Revenue VRDN, 0.21%, 1/1/34, LOC: TD Bank (r)	670,000	670,000
		2,870,000

Georgia - 1.0%
Columbus Georgia Downtown Development Authority Revenue VRDN, 0.24%, 8/1/15, LOC: Columbus Bank & Trust, C/LOC: FHLB (r)	1,860,000	1,860,000
Marietta Georgia Housing Authority MFH Revenue VRDN, 0.16%, 7/1/24, CEI: Freddie Mac (r)	2,700,000	2,700,000
		4,560,000

Hawaii - 0.1%
Hawaii Department of Budget & Finance Revenue VRDN, 0.20%, 12/1/21, LOC: Union Bank (r)	258,000	258,000

Idaho - 2.2%
Idaho Tax Anticipation GO Notes, 2.00%, 6/29/12	10,000,000	10,042,177

Illinois - 5.6%
Illinois Development Finance Authority Revenue VRDN:
0.18%, 6/1/19, LOC: Northern Trust Co. (r)	2,755,000	2,755,000
0.19%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois Finance Authority Revenue VRDN, 0.17%, 2/15/33, LOC: Northern Trust Co. (r)	7,200,000	7,200,000
Illinois Toll Highway Authority Revenue VRDN:
0.17%, 7/1/30, LOC: Northern Trust Co. (r)	100,000	100,000
0.18%, 7/1/30, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	9,900,000	9,900,000
		24,955,000

Indiana - 3.9%
Goshen Indiana Economic Development Revenue VRDN, 0.20%, 10/1/42, LOC: JPMorgan Chase Bank (r)	8,120,000	8,120,000
Jasper County Indiana Industrial Economic Recovery Revenue VRDN, 0.29%, 2/1/22, LOC: Farm Credit Services, C/LOC: Rabobank (r)	5,275,000	5,275,000
Terre Haute Indiana International Airport Authority Revenue VRDN, 0.26%, 2/1/21, LOC: Old National Bank, C/LOC: Northern Trust Co. (r)	1,560,000	1,560,000
Vigo County Indiana Industrial Economic Development Revenue VRDN, 0.40%, 5/1/16, LOC: Wells Fargo Bank (r)	2,400,000	2,400,000
		17,355,000

Iowa - 1.9%
Hills City Iowa Health Facilities Revenue VRDN, 0.21%, 8/1/35, LOC: U.S. Bank (r)	2,785,000	2,785,000
Iowa Finance Authority Health Facilities Revenue VRDN, 0.21%, 6/1/27, LOC: JPMorgan Chase Bank (r)	2,000,000	2,000,000
Iowa Finance Authority Revenue VRDN, 0.29%, 7/1/18, LOC: Citizen Business Bank, C/LOC: Wells Fargo Bank (r)	3,650,000	3,650,000
		8,435,000

Kentucky - 0.5%
Winchester Kentucky Industrial Building Revenue VRDN, 0.40%, 10/1/18, LOC: Wells Fargo Bank (r)	2,400,000	2,400,000

Louisiana - 1.8%
Louisiana HFA Revenue VRDN, 0.19%, 3/15/37, CEI: Fannie Mae (r)	705,000	705,000
St. Tammany Parish Louisiana Development District Revenue VRDN, 0.20%, 3/1/33, LOC: Whitney National Bank, C/LOC: FHLB (r)	7,370,000	7,370,000
		8,075,000

Maryland - 3.9%
Maryland Health & Higher Educational Facilities Authority Revenue VRDN, 0.23%, 7/1/34, LOC: Bank of America (r)	1,500,000	1,500,000
Maryland Transportation Authority Revenue VRDN, 0.17%, 7/1/13, LOC: State Street Bank (r)	7,245,000	7,245,000
Montgomery County Maryland Housing Opportunities Commission Revenue VRDN, 0.16%, 12/1/30, CEI: Fannie Mae (r)	8,770,000	8,770,000
		17,515,000

Massachusetts - 0.9%
Massachusetts Development Finance Agency Revenue VRDN, 0.16%, 9/1/35, LOC: TD Bank (r)	3,975,000	3,975,000

Michigan - 3.8%
Chelsea Michigan Economic Development Corp. LO Revenue VRDN, 0.20%, 10/1/36, LOC: Comerica Bank (r)	4,415,000	4,415,000
Michigan Hospital Finance Authority Revenue VRDN, 0.22%, 3/1/30, LOC: Comerica Bank (r)	12,460,000	12,460,000
		16,875,000

Minnesota - 0.9%
Richfield Minnesota MFH Revenue VRDN, 0.18%, 3/1/34, CEI: Freddie Mac (r)	2,000,000	2,000,000
St. Louis Park Minnesota MFH Revenue VRDN, 0.18%, 8/1/34, CEI: Freddie Mac (r)	2,100,000	2,100,000
		4,100,000

Mississippi - 4.3%
Mississippi Business Finance Corp. Revenue VRDN:
0.19%, 3/1/17, LOC: PNC Bank (r)	5,555,000	5,555,000
0.20%, 3/1/33, LOC: Whitney National Bank, C/LOC: FHLB (r)	5,200,000	5,200,000
Mississippi Home Corp. MFH Revenue VRDN, 0.25%, 8/15/40, CEI: Fannie Mae (r)	1,560,000	1,560,000
Prentiss County Mississippi Revenue VRDN, 0.70%, 10/1/17, LOC: Nordea Bank AB (r)	6,750,000	6,750,000
		19,065,000

Missouri - 1.8%
Carthage Missouri IDA Revenue VRDN, 0.40%, 9/1/30, LOC: Wells Fargo Bank (r)	2,000,000	2,000,000
Missouri Health & Educational Facilities Authority Revenue VRDN, 0.21%, 12/1/35, LOC: Commerce Bank (r)	6,000,000	6,000,000
		8,000,000

New Hampshire - 0.6%
New Hampshire Health & Education Facilities Authority Revenue VRDN, 0.30%, 10/1/23, LOC: Bank of America (r)	2,530,000	2,530,000

New Jersey - 3.1%
New Jersey Economic Development Authority Revenue VRDN:
0.43%, 11/1/31, LOC: Valley National Bank (r)	2,355,000	2,355,000
0.44%, 11/1/40, LOC: Valley National Bank (r)	2,700,000	2,700,000
New Jersey Health Care Facilities Financing Authority Revenue VRDN, 0.26%, 7/1/33, LOC: Bank of America (r)	4,190,000	4,190,000
New Jersey Turnpike Authority Revenue VRDN, 0.16%, 1/1/24, LOC: Bank of Nova Scotia (r)	4,800,000	4,800,000
		14,045,000

New York - 9.0%
Albany New York IDA Revenue VRDN, 0.24%, 6/1/34, LOC: M&T Trust Co. (r)	5,600,000	5,600,000
Monroe County New York IDA Revenue VRDN, 0.31%, 12/1/34, LOC: M&T Trust Co. (r)	1,290,000	1,290,000
New York City Housing Development Corp. MFH Revenue VRDN, 0.17%, 11/1/38, CEI: Freddie Mac (r)	1,800,000	1,800,000
New York State HFA Revenue VRDN:
0.17%, 5/15/34, CEI: Fannie Mae (r)	8,600,000	8,600,000
0.20%, 5/15/37, CEI: Fannie Mae (r)	11,100,000	11,100,000
Oswego County New York IDA Civic Facilities Revenue VRDN, 0.21%, 1/1/24, LOC: M&T Trust Co. (r)	3,595,000	3,595,000
Westchester County New York IDA Revenue VRDN, 0.40%, 1/1/34, LOC: Sovereign Bank (r)	7,935,000	7,935,000
		39,920,000

Ohio - 1.6%
Franklin County Ohio Health Care Revenue VRDN, 0.17%, 11/1/34, LOC: PNC Bank (r)	2,000,000	2,000,000
Hamilton County Ohio Healthcare and Life Enriching Community Revenue VRDN, 0.19%, 1/1/37, LOC: PNC Bank (r)	5,235,000	5,235,000
		7,235,000

Oregon - 1.8%
Oregon Tax Anticipation Notes, 2.00%, 6/29/12	8,000,000	8,034,436

Pennsylvania - 3.6%
Allegheny County Pennsylvania Hospital Development Authority Revenue VRDN, 0.19%, 7/15/28, CEI: Fannie Mae (r)	2,885,000	2,885,000
Allegheny County Pennsylvania IDA Revenue VRDN, 0.19%, 6/1/38, LOC: PNC Bank (r)	2,720,000	2,720,000
Haverford Township Pennsylvania School District GO VRDN, 0.19%, 3/1/30, LOC: TD Bank (r)	2,000,000	2,000,000
Moon Pennsylvania IDA Revenue VRDN, 0.18%, 7/1/38, LOC: Bank of Scotland (r)	8,340,000	8,340,000
		15,945,000

Rhode Island - 3.6%
Rhode Island & Providence Plantations Tax Anticipation Notes, 2.00%, 6/29/12, CF: Rhode Island	3,800,000	3,815,673
Rhode Island Health & Educational Building Corp. Revenue VRDN:
0.20%, 12/1/31, LOC: RBS Citizens (r)	2,650,000	2,650,000
0.20%, 4/1/35, LOC: RBS Citizens (r)	9,455,000	9,455,000
		15,920,673

South Carolina - 0.6%
South Carolina Jobs-Economic Development Authority Health Facilities Revenue VRDN, 0.17%, 4/1/27, LOC: Wells Fargo Bank (r)	2,600,000	2,600,000

South Dakota - 0.1%
South Dakota MFH Development Authority Revenue VRDN, 0.19%, 1/1/44, CEI: Freddie Mac (r)	600,000	600,000

Tennessee - 1.2%
Loudon Tennessee Industrial Development Board Revenue VRDN, 0.45%, 4/1/13, LOC: JPMorgan Chase Bank (r)	180,000	180,000
Sevier County Tennessee Public Building Authority Revenue VRDN, 0.23%, 6/1/25, LOC: SmartBank, C/LOC: FHLB (r)	5,030,000	5,030,000
		5,210,000

Utah - 0.7%
Utah Housing Corp. MFH Revenue VRDN, 0.24%, 4/1/42, CEI: Freddie Mac (r)	2,900,000	2,900,000

Vermont - 1.1%
Vermont Educational & Health Buildings Financing Agency Revenue VRDN:
0.25%, 6/1/22, LOC: Chittenden Trust Co., C/LOC: Wells Fargo Bank (r)	600,000	600,000
0.20%, 10/1/28, LOC: TD Bank (r)	905,000	905,000
0.19%, 1/1/33, LOC: TD Bank (r)	3,455,000	3,455,000
		4,960,000

Virginia - 3.3%
Alexandria Virginia IDA Revenue VRDN, 0.19%, 10/1/30, LOC: Branch Bank & Trust (r)	14,785,000	14,785,000

Wisconsin - 3.8%
Grafton Wisconsin IDA Revenue VRDN, 1.56%, 12/1/17, LOC: U.S. Bank (r)	1,155,000	1,155,000
Wisconsin Health & Educational Facilities Authority Revenue VRDN:
0.27%, 11/1/23, LOC: U.S. Bank (r)	5,200,000	5,200,000
0.21%, 12/1/32, LOC: JPMorgan Chase Bank (r)	4,470,000	4,470,000
0.14%, 4/1/35, LOC: U.S. Bank (r)	6,325,000	6,325,000
		17,150,000

Wyoming - 2.9%
Gillette Wyoming Pollution Control Revenue VRDN, 0.17%, 1/1/18, LOC: Barclays Bank (r)	13,100,000	13,100,000

Total Municipal Obligations (Cost $434,470,387)		434,470,387

TOTAL INVESTMENTS (Cost $434,470,387) - 97.4%		434,470,387
Other assets and liabilities, net - 2.6%		11,507,433
NET ASSETS - 100%		$445,977,820

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:
C/LOC: Confirming Letter of Credit
CEI: Credit Enhancement Instrument
CF: Credit Facility
GA: Guaranty Agreement
LOC: Letter of Credit

Abbreviations:
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
LO: Limited Obligation
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Notes

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

CALVERT TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2012

MUNICIPAL OBLIGATIONS - 98.5%	PRINCIPAL AMOUNT	VALUE
Alabama - 1.3%
Montgomery Alabama GO Bonds, 5.00%, 2/1/25	$2,000,000	$2,291,980

California - 0.3%
Long Beach California Unified School District GO Bonds, Zero Coupon, 8/1/25	1,000,000	558,420

Colorado - 1.2%
Colorado Health Facilities Authority Revenue Bonds, 5.00%, 7/1/39	2,000,000	2,085,040

Connecticut - 2.1%
Connecticut Health & Educational Facility Authority Revenue Bonds:
5.00%, 7/1/35	1,015,000	1,110,836
4.85%, 7/1/37	1,360,000	1,487,758
5.05%, 7/1/42	1,000,000	1,102,710
		3,701,304

District Of Columbia - 1.9%
Metropolitan Washington DC Airport Authority System Revenue Bonds, 5.00%, 10/1/25	3,250,000	3,450,298

Florida - 7.8%
Highlands County Florida Health Facilities Authority Revenue Bonds:
5.125%, 11/15/32 (r)	2,060,000	2,160,425
5.625%, 11/15/37 (r)	1,080,000	1,191,316
Miami-Dade County Florida Aviation Revenue Bonds, 5.00%, 10/1/41	2,500,000	2,591,175
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,729,080
Miami-Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	775,000	770,885
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	2,675,000	3,388,744
Miami-Dade County Florida School Board COPs, 5.00%, 8/1/20	1,000,000	1,040,860
		13,872,485

Georgia - 3.1%
Columbus Georgia Downtown IDA Revenue Bonds, 5.61%, 7/1/29 (j)(r)*	3,900,000	1,481,727
Georgia GO Bonds:
5.00%, 1/1/27	1,150,000	1,347,846
4.50%, 7/1/28	1,000,000	1,132,460
4.50%, 1/1/29	1,500,000	1,643,280
		5,605,313

Hawaii - 1.9%
Honolulu City and County Hawaii GO Bonds:
Series A, 5.00%, 7/1/26	1,000,000	1,107,320
Series B, 5.00%, 12/1/34	2,000,000	2,230,480
		3,337,800

Illinois - 1.7%
Du Page Cook & Will Counties Community College GO Bonds, 5.25%, 6/1/25	1,000,000	1,202,080
Illinois Metropolitan Pier and Exposition Authority Dedicated Tax Revenue Bonds, 5.75%, 6/15/41	500,000	508,830
Lake County Illinois Community High School District GO Bonds, 7.375%, 2/1/20	1,000,000	1,371,970
		3,082,880

Iowa - 0.6%
Iowa SO Revenue Bonds, 5.00%, 6/15/27	1,000,000	1,153,560

Kansas - 1.3%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,133,510
5.75%, 11/15/38	1,000,000	1,136,490
		2,270,000

Louisiana - 0.8%
Louisiana Public Facilities Authority Revenue Bonds, 5.25%, 11/1/17	1,340,000	1,507,982

Maryland - 0.4%
Cecil County Maryland Health Department COPs:
Series A, 3.907%, 7/1/14 (r)	157,000	151,671
Series B, 3.907%, 7/1/14 (r)	427,000	412,508
Maryland Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (k)*	245,000	65,410
Series C, Zero Coupon, 7/1/48 (k)	337,865	3
		629,592

Massachusetts - 3.1%
Boston Massachusetts Water & Sewer Commission Revenue Bonds, 5.00%, 11/1/30	1,000,000	1,136,950
Commonwealth of Massachusetts GO Bonds, 4.00%, 10/1/28	1,000,000	1,063,420
Massachusetts Health & Educational Facilities Authority Revenue Bonds, 5.00%, 7/15/36	3,040,000	3,359,747
		5,560,117

Michigan - 0.6%
Ann Arbor Michigan School District GO Bonds, 4.75%, 5/1/29	1,000,000	1,028,160

Missouri - 1.0%
Kansas City Missouri GO Bonds, 4.50%, 2/1/24	1,500,000	1,723,020

New Jersey - 6.5%
Essex County New Jersey Improvement Authority Revenue Bonds, 5.25%, 12/15/21	3,280,000	3,963,486
New Jersey Economic Development Authority Revenue VRDN:
0.43%, 11/1/31 (r)	1,500,000	1,500,000
0.44%, 11/1/40 (r)	2,645,000	2,645,000
New Jersey Transportation Trust Fund Authority Revenue Bonds, 5.25%, 12/15/23	1,830,000	2,200,392
Ocean County New Jersey Utilities Authority Wastewater Revenue Bonds, 5.25%, 1/1/26	1,000,000	1,258,420
		11,567,298

New Mexico - 2.4%
New Mexico Hospital Equipment Loan Council Revenue Bonds, 5.125%, 8/1/35	4,010,000	4,273,136

New York - 1.9%
New York State Dormitory Authority Revenue Bonds:
5.00%, 8/15/29	1,000,000	1,148,600
5.00%, 3/15/37	1,430,000	1,525,495
New York State Local Government Assistance Corp. Revenue Bonds, 6.00%, 4/1/14	660,000	706,642
		3,380,737

North Carolina - 3.9%
Columbus County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Bonds, 5.70%, 5/1/34	1,000,000	1,060,030
North Carolina Medical Care Commission Revenue Bonds, 5.00%, 6/1/42	3,700,000	3,895,434
Wake County North Carolina GO Bonds, 5.00%, 3/1/23	1,625,000	1,916,330
		6,871,794

North Dakota - 1.4%
Three Affiliated Tribes of the Fort Berthold Reservation Revenue Bonds, 5.566%, 11/1/19 (r)	2,805,000	2,521,639

Ohio - 3.6%
Cincinnati Ohio City School District GO Bonds, 5.25%, 12/1/30	1,000,000	1,238,350
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,615,150
Ohio State University GR Revenue Bonds, 5.00%, 12/1/29	2,000,000	2,458,460
		6,311,960

Oregon - 1.3%
Oregon GO Bonds, 5.00%, 8/1/25	1,985,000	2,338,767

Pennsylvania - 1.5%
Mount Lebanon Pennsylvania School District GO Bonds, 5.00%, 2/15/27	2,000,000	2,300,260
South Wayne County Pennsylvania Water and Sewer Authority Revenue Bonds, 5.95%, 10/15/12 (escrowed to maturity)	285,000	293,878
		2,594,138

Puerto Rico - 2.9%
Puerto Rico Commonwealth GO Bonds, 6.50%, 7/1/14	1,000,000	1,096,860
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds, 5.00%, 7/1/40 (prerefunded 7/01/15 @ 100)	500,000	570,585
Puerto Rico Highway & Transportation Authority Revenue Bonds, 5.50%, 7/1/29	2,000,000	2,225,280
Puerto Rico Public Finance Corp. Revenue Bonds, 5.50%, 8/1/27 (escrowed to maturity)	1,000,000	1,334,730
		5,227,455

Rhode Island - 0.2%
Rhode Island Port Authority and Economic Development Corp. Airport Revenue Bonds, 7.00%, 7/1/14	275,000	288,434

South Carolina - 3.2%
Charleston South Carolina Waterworks and Sewer System Revenue Bonds, 5.00%, 1/1/41	1,000,000	1,116,990
Columbia South Carolina Waterworks and Sewer System Revenue Bonds:
5.00%, 2/1/28	3,000,000	3,372,240
5.00%, 2/1/30	1,000,000	1,159,900
		5,649,130

Tennessee - 0.7%
Memphis Tennesee GO Bonds, 5.00%, 7/1/23	1,000,000	1,182,080

Texas - 17.7%
Allen Texas Independent School District GO Bonds, 5.00%, 2/15/41	1,000,000	1,107,110
Bexar County Texas GO Bonds, 5.00%, 6/15/35	3,000,000	3,379,980
Dallas Texas Area Rapid Transit Revenue Bonds, 5.00%, 12/1/28	1,475,000	1,641,690
Harris County Texas Flood Control District Revenue Bonds, 5.00%, 10/1/27	3,450,000	3,993,065
Hidalgo County Texas Drain District No 1 Bonds, 5.00%, 9/1/25	3,010,000	3,372,133
Houston Texas Water and Sewer System Revenue Bonds, 5.50%, 12/1/29 (escrowed to maturity)	2,505,000	3,404,596
Longview Texas Independent School District GO Bonds, Zero Coupon, 2/15/18	500,000	455,310
Manor Texas Independent School District GO Bonds, 4.50%, 8/1/24	1,000,000	1,055,940
Mission Economic Development Corp. Revenue Bonds, 6.00%, 8/1/20 (mandatory put, 8/1/13 @ 100) (r)	2,000,000	2,124,980
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,256,710
5.25%, 2/1/35	3,345,000	4,272,368
Port of Houston Texas Tax Authority GO Bonds, 5.00%, 10/1/35	1,830,000	2,085,212
Texas GO Bonds, 5.00%, 4/1/22	1,000,000	1,139,580
Texas Transportation Commission Revenue Bonds, 4.375%, 4/1/25	2,000,000	2,112,520
		31,401,194

Vermont - 9.0%
Burlington Vermont Electric System Revenue Bonds, 5.375%, 7/1/12	1,405,000	1,422,703
Rutland County Vermont Solid Waste District Revenue Bonds, 6.85%, 11/1/12	100,000	103,062
University of Vermont and State Agriculture College Revenue Bonds, 5.00%, 10/1/23	1,000,000	1,106,000
Vermont Educational & Health Buildings Financing Agency Revenue Bonds:
5.00%, 12/1/12	1,000,000	1,020,650
5.00%, 10/1/23	935,000	935,636
5.00%, 11/1/32	1,810,000	1,846,073
5.00%, 10/31/46	1,000,000	1,048,320
Vermont GO Bonds:
5.00%, 8/15/20	1,000,000	1,220,830
4.25%, 3/1/26	905,000	992,857
4.50%, 7/15/26	1,000,000	1,089,970
4.50%, 3/1/28	1,150,000	1,267,610
Vermont HFA Revenue Bonds, 5.35%, 5/1/36	80,000	84,103
Vermont HFA Single Family Revenue Bonds:
4.00%, 11/1/12 (r)	420,000	425,275
5.25%, 11/1/20	130,000	130,163
5.55%, 11/1/21	340,000	340,456
4.90%, 11/1/22	555,000	555,744
Vermont Municipal Bond Bank Revenue Bonds, 5.00%, 12/1/17	1,000,000	1,105,790
Vermont Public Power Supply Authority Revenue Bonds, 5.25%, 7/1/13	1,200,000	1,265,952
		15,961,194

Virgin Islands - 1.2%
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	1,000,000	1,094,880
6.375%, 10/1/19	915,000	917,196
4.25%, 10/1/29	200,000	191,648
		2,203,724

Virginia - 1.7%
Commonwealth of Virginia GO Bonds, 4.00%, 6/1/33	1,000,000	1,048,500
Loudoun County Virginia Sanitation Authority Revenue Bonds, 5.00%, 1/1/27	1,725,000	1,998,171
		3,046,671

Washington - 5.8%
King County Washington Sewer Revenue Bonds, 5.00%, 1/1/50	3,000,000	3,235,170
Washington GO Bonds:
5.00%, 2/1/23	1,000,000	1,176,640
5.00%, 1/1/28	3,090,000	3,463,766
Washington Health Care Facilities Authority Revenue Bonds, 4.875%, 10/1/30	2,310,000	2,484,105
		10,359,681

West Virginia - 1.3%
West Virginia Economic Development Authority Commonwealth Development Revenue Bonds, 6.68%, 4/1/25 (b)(g)(r)*	24,320,000	2,298,240

Wisconsin - 1.6%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, 5.00%, 11/15/30	2,600,000	2,820,870

Other - 1.6%
Capital Trust Agency, Inc. Housing Revenue Bonds, 5.95%, 1/15/39 (c)*	14,452,566	2,888,923

Total Municipal Obligations (Cost $198,454,577)		175,045,016

TOTAL INVESTMENTS (Cost $198,454,577) - 98.5%		175,045,016
Other assets and liabilities, net - 1.5%		2,598,787
NET ASSETS - 100%		$177,643,803

FUTURES	# OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
30 Year U.S. Treasury Bonds	90	6/12	$12,397,500	$277,834

(b) This security was valued by the Board of Trustees. See Note A.

(c) Capital Trust Agency Housing Revenue Bonds are no longer accruing interest. This security was issued in July 2008 in exchange for the Series 2005 Capital Trust Agency Housing Revenue Bonds (“Series 2005 Bonds”).

(g) West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds (Stonewall Jackson project) in Bond Fund are currently in default for interest. Effective October 2006, this security is no longer accruing interest

(j) Columbus Georgia Downtown IDA Revenue Bonds (Ralston project) in Bond Fund are currently in default for interest. Effective November 2006, this security is no longer accruing interest.

(k) Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 500,000 par Maryland State Economic Development Corp. Revenue Bonds due October 1, 2019 that were previously held by the Bond Fund. Series B is not accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
GR: General Receipt
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
SO: Special Obligation
VRDN: Variable Rate Demand Notes

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

SEMI-ANNUAL REPORT (UNAUDITED) CALVERT TAX-FREE RESERVES - 41

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Tax-Free Reserves (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of two separate portfolios: Money Market and Tax-Free Bond.  Money Market is registered as a diversified portfolio and Tax-Free Bond as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O shares are sold without a sales charge. Class A shares of Tax-Free Bond are sold with a maximum front-end sales charge of 3.75%.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible.  Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced.   The Board has delegated the day-to-day responsibility for determining the value of assets to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices.   The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940.  Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type, as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or, if a significant event has occurred that would materially affect the value of the security, the security shall be fair valued through either a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Board, or by a fair valuation as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all relevant facts that are reasonably available, through either public information or information available to the Advisor's portfolio management team, when determining the fair value of a security.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.  When more appropriate, the fund may employ an income-based or cost approach.  An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted).  The measurement is based on the value indicated by current market expectations about those future amounts.  Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.  A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost).  From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.  The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2012, securities valued at $2,298,240, or 1.3% of net assets, were fair valued in good faith under the direction of the Board in Tax-Free Bond.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

Money Market	Valuation Inputs
Investments in Securities *	Level 1	Level 2	Level 3	Total
Municipal obligations	-	$434,470,387	-	$434,470,387
TOTAL	-	$434,470,387	-	$434,470,387

Tax-Free Bond	Valuation Inputs
Investments in Securities *	Level 1	Level 2	Level 3	Total
Municipal obligations	-	$175,045,016	-	$175,045,016
TOTAL	-	$175,045,016	-	$175,045,016

Other financial instruments**	$277,834	-	-	$277,834

*    For a complete listing of investments, please refer to the Schedule of Investments.

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

 - CALVERT TAX-FREE RESERVES SEMI-ANNUAL REPORT (UNAUDITED)

Futures Contracts: Tax-Free Bond may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage.  These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations.  The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives.  The Fund may use futures contracts to hedge against changes in the value interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.  Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission.  Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default.  As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

During the period, Tax-Free Bond invested in 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the quarter with a weighted average of 90 contracts and $2,192,869 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.  Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures.  (See footnotes to Schedules of Investments.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Tax-Free Bond. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians’ fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the banks. These credits are used to reduce the Fund’s expenses.  Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax.  There is no assurance that the Internal Revenue Service will agree with this opinion.  In the event the Internal Revenue Service determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

Redemption Fee: Tax-Free Bond charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Fund and is accounted for as an addition to paid-in-capital.  It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

New Accounting Pronouncements:  In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.  Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements and related disclosures.

NOTE B — TAX INFORMATION

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2012, and net realized capital loss carryforwards as of December 31, 2011 with expiration dates:

	MONEY MARKET	TAX-FREE BOND
Federal income tax cost	$434,470,387	$198,404,906
Unrealized appreciation	-	$12,443,753
Unrealized (depreciation)	-	(35,803,643)
Net appreciation (depreciation)	-	($23,359,890)

CAPITAL LOSS CARRYFORWARDS

PRE-ENACTMENT

EXPIRATION DATE	MONEY MARKET	TAX-FREE BOND
December 31, 2012	-	($2,278,445)
December 31, 2013	-	(616,112)
December 31, 2014	-	(8,160,996)
December 31, 2015	-	(4,279,054)
December 31, 2016	($31,228)	(565,078)
December 31, 2018	-	(6,629,505)

                 POST-ENACTMENT

TAX-FREE BOND
Short-term	($687,536)
Long-term	(267,694)

Capital losses may be utilized to offset future capital gains until expiration.  Tax-Free Bond’s use of net capital loss carryforwards may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period.  These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused.  Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Item 2. Controls and Procedures.

 (a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

             A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

Filed herewith.

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:       /s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date:    May 30, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/ Barbara J. Krumsiek
            Barbara J. Krumsiek
            President -- Principal Executive Officer

Date:    May 30, 2012

            /s/ Ronald M. Wolfsheimer
            Ronald M. Wolfsheimer
            Treasurer -- Principal Financial Officer

Date:    May 30, 2012